Exhibit 99.1

Decentral Life to Participate at the Emerging Growth Conference

LOS ANGELES, CA, February 1, 2022 - Social Life Network, Inc. (OTC: WDLF) d/b/a Decentral Life, announced today that it will be featured as a presenting company at the Emerging Growth Conference.

The Company’s presentation will be held on February 2nd, 2022 @ 2:30pm ET / 11:30am PT.

Ken Tapp, CEO and Todd Markey, President of the Company, will provide an overview of the Company’s business during the presentation. Institutional and retail investors can watch the presentation on the following link:

https://goto.webcasts.com/starthere.jsp?ei=1524871&tp_key=5a0818e5b1&sti=wdlf

About the Decentral Life

The Company announced on August 16th, 2021, a new division had been formed that will focus entirely on a global decentralized social network and cryptocurrency project, named Decentral Life. In a December 3rd, 2021 8-K announcement, SLN filed a DBA with the state of Nevada to operate under the name, Decentral Life. On January 1st, 2022 the Company began operating as Decentral Life. On January 28th, 2022 the Company launched its Initial Coin Offering (ICO) for it WDLF Token. To learn more about Decentral Life’s WDLF Token offering, visit: https://Token.WDLF.ai

About Social Life Network

Social Life Network is a Technology Business Incubator (TBI) that, through individual licensing agreements, provides tech startups with seed technology, legal and executive leadership, making it easier for startup founders to focus on raising capital, perfecting their business model, and growing their network user-ship. Since the formation of the company in January of 2013, the Company has launched niche industry social network and e-commerce marketplaces to service the millions of business professionals and consumers in the residential real estate industry, the legal global cannabis industry, sports verticals including racket sports, golf, cycling, soccer, space exploration, motor sports, travel, hunting, fishing, and camping. Now operating as Decentral Life, the TBI program will focus on blockchain, NFT and cryptocurrency companies to participate in its technology incubator program in 2022 and beyond.

For more information, visit our website @ https://www.WDLF.ai/

Safe Harbor & Disclaimer

This information does not constitute an offer to sell or a solicitation of an offer to buy the securities of Decentral Life and Social Life Network (OTC: WDLF), “the Company”. All information presented herein with respect to the existing business and the historical operating results and any estimates and projections as to future operations or share value of any companies, are based on materials prepared by the management and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, management makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, management reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future. This information includes certain statements, estimates and projections provided with respect to its anticipated future performance.

This information also contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “may”, “continue”, “predict”, “potential”, “possible,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved.

Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. No information in this presentation should be construed as any indication whatsoever of the actual future financial results, revenues, stock price or token value.

On January 28, 2022, we launched our WDLF Token Initial Coin Offering (ICO) under the securities exemption of Regulation D, Rule 506 (c) of the Securities Act of 1933. Only Accredited Investors may participate in a Rule 506(c) Offering. The Rule 506(c) Offering will not occur until such time that we have available for your review a Private Placement Memorandum and a platform for Accredited Investor Platform verification; prior thereto, no communications contained herein or otherwise constitute an offer to sell or a solicitation of an offer to buy our securities.